UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

June 17, 2010

GENZYME CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 Kendall Street, Cambridge, Massachusetts 02142

(Address of principal executive offices) (Zip Code)

(617) 252-7500

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 17, 2010 Genzyme Corporation (“Genzyme”) issued $500 million aggregate principal amount of its 3.625% Senior Notes due 2015 (the “2015 Notes”) and $500 million aggregate principal amount of its 5.000% Senior Notes due 2020 (the “2020 Notes” and, together with the 2015 Notes, the “Notes”).  In connection with the closing of the issuance and sale of the Notes, Genzyme entered into an indenture, dated as of June 17, 2010, by and between Genzyme and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), and a first supplemental indenture, dated as of June 17, 2010 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), which supplements the Base Indenture. The Notes were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to persons outside the United States under Regulation S of the Securities Act.

The Notes are Genzyme’s senior unsecured obligations and rank equally in right of payment with all of Genzyme’s other senior unsecured indebtedness from time to time outstanding.  The Notes are fully and unconditionally guaranteed by one of Genzyme’s subsidiaries that guarantees Genzyme’s indebtedness under its 2006 revolving credit facility, and will also be guaranteed, on a joint and several basis, by each of Genzyme’s domestic subsidiaries that becomes a guarantor under its 2006 revolving credit facility or any future credit facilities. The 2015 Notes and the 2020 Notes mature on June 15, 2015 and June 15, 2020, respectively. Interest accrues on the Notes from June 17, 2010 and is payable semi-annually in arrears on June 15 and December 15 of each year. At its option, Genzyme may redeem the Notes in whole or in part at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the date of redemption) discounted to the date of redemption on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined in the First Supplemental Indenture) plus 25 basis points in the case of the 2015 Notes and 30 basis points in the case of the 2020 Notes, plus, in either case, accrued and unpaid interest to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. If Genzyme experiences certain kinds of change of control specified in the First Supplemental Indenture, it may be required to offer to repurchase the Notes from the holders thereof at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest. The terms of the Notes are set out in detail in the Indenture.

In connection with the issuance and sale of the Notes, Genzyme and the initial purchasers of the Notes entered into a Registration Rights Agreement, dated June 17, 2010 (the “Registration Rights Agreement”). The Registration Rights Agreement requires Genzyme to file with the Securities and Exchange Commission (the “SEC”) within 180 days after the date the Notes were issued (the “Issue Date”) an exchange offer registration statement to exchange the Notes for a new issue of identical notes registered under the Securities Act, to use its reasonable efforts to have it declared effective no later than 210 days after the Issue Date and to consummate such exchange offer on or before the 240th day after the Issue Date (and in any event no later than 30 business days after the date the exchange offer registration statement is declared effective). Under certain circumstances, including if an exchange offer is not completed within the required timeframe, Genzyme must file as promptly as practicable with the SEC a shelf registration statement covering resales of the Notes or other specified securities issued in exchange for the Notes (collectively, “securities”), and use its reasonable efforts to cause it to be declared effective and to keep it effective in order to permit the prospectus included therein to be lawfully delivered by the holders of the relevant securities for a period specified in the Registration Rights Agreement. If (i) Genzyme fails to file any registration statement required to be filed by the Registration Rights Agreement on or prior to the applicable deadline, (ii) any registration statement is not declared effective on or prior to the applicable effectiveness deadline or (iii) any registration statement required to be filed by the Registration Rights Agreement has been declared effective but thereafter ceases to be effective or such registration statement or the related prospectus ceases to be useable (subject to certain exceptions) in connection with resales of the securities covered thereby during the periods specified in the Registration Rights Agreement (each, a “Registration Default”), Genzyme will be required to pay to each holder of the securities affected thereby additional interest on the securities from and including the date on which any Registration Default occurs to and including the date immediately preceding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum for the first 90 days of such period and at a rate of 0.50% per annum thereafter.

Copies of the Indenture and the First Supplemental Indenture, including the form of the Notes, and the Registration Rights Agreement are attached to this Current Report on Form 8-K as exhibits and are incorporated by reference as though fully set forth herein. The foregoing description of the Indenture, the First Supplemental Indenture, the Notes and the Registration Rights Agreement is qualified in its entirety by the complete text of, in the case of the Notes, the form thereof included in the First Supplemental Indenture and, in the case of the other documents, each of such other documents.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.03.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

	4.1(a)	Indenture, dated as of June 17, 2010, by and between Genzyme Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.1(b)

First Supplemental Indenture, dated as of June 17, 2010, by and among Genzyme Corporation, the Subsidiary Guarantor(s) party thereto from time to time and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Forms of 3.625% Senior Note due 2015 and 5.000% Senior Note due 2020).

	10.1	Registration Rights Agreement, dated June 17, 2010, by and among Genzyme Corporation, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Banc of America Securities LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION

	By:	/s/ Michael S. Wyzga
	Name:	Michael S. Wyzga
	Title:	Executive Vice President, Finance and
Chief Financial Officer
Date: June 17, 2010

EXHIBIT INDEX

Exhibit No.	Description
4.1(a)	Indenture, dated as of June 17, 2010, by and between Genzyme Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.1(b)

First Supplemental Indenture, dated as of June 17, 2010, by and among Genzyme Corporation, the Subsidiary Guarantor(s) party thereto from time to time and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Forms of 3.625% Senior Note due 2015 and 5.000% Senior Note due 2020).

10.1	Registration Rights Agreement, dated June 17, 2010, by and among Genzyme Corporation, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Banc of America Securities LLC.